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                                                             Exhibit 23.1





                          INDEPENDENT AUDITORS' CONSENT




We consent to inclusion on Form 8-K/A of our report, dated April 2, 1996, for the periods ended December 31, 1995 and 1994 relating to Heritable Finance Limited.





KPMG
London, England
September 26, 1996